UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2016

CTD HOLDINGS, INC.

(Exact name of registrant as specified in charter)

Florida	000-25466	59-3029743
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

14120 N.W. 126th Terrace, Alachua, Florida	32615
(Address of Principal Executive Offices)	(zip code)

386-418-8060

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant.

Effective January 31, 2016, Averett Warmus Durkee, P.A. (“Averett”) ceased to serve as the independent registered public accounting firm of CTD Holdings, Inc. (the “Company”) due to Averett’s acquisition by WithumSmith+Brown, PC (“Withum”). As a result, Averett resigned as the Company’s independent registered public accounting firm as of January 31, 2016, and effective as of February 1, 2016, the Company engaged Withum as the Company’s new independent registered public accounting firm. The engagement of Withum was unanimously approved by the Company’s audit committee.

The reports of Averett regarding the Company’s consolidated financial statements for the two most recent fiscal years did not contain an adverse or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years and through January 31, 2016, there were (i) no disagreements between the Company and Averett on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of Averett, would have caused Averett to make reference thereto in their reports on the Company’s consolidated financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Averett with a copy of this Form 8-K and requested that Averett furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Averett agrees with the above statements. A copy of such letter, dated February 1, 2016, is attached as Exhibit 16.

During the Company’s two most recent fiscal years and in the subsequent interim period through February 1, 2016, the Company has not consulted with Withum regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Withum concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit 16	Letter of Averett Warmus Durkee, P.A. dated February 1, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTD Holdings, Inc.

Date: February 2, 2016

By:	/s/ Jeffrey L. Tate
Jeffrey L. Tate
Chief Operating Officer

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EXHIBIT INDEX

No.	Description

Exhibit 16	Letter of Averett Warmus Durkee, P.A. dated February 1, 2016

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